Exhibit 99.1

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	June 19, 2023
Quarterly Collection Period Ending:	September 10, 2023
Quarterly Payment Date:	October 25, 2023

Debt Service Coverage Ratios and Senior ABS Leverage

	Holdco Leverage	Senior ABS Leverage	Quarterly DSCR
Current Period	5.40 x	6.06 x	3.87 x

One Period Prior	5.49 x	6.18 x	3.79 x

Two Periods Prior	5.63 x	6.36 x	3.50 x

Three Periods Prior	5.74 x	6.48 x	3.36 x

System Performance

Domestic

	Franchise	Company-Owned	Total Domestic
Open Stores at end of prior Quarterly Collection Period	6,449	286	6,735
Store Openings during Quarterly Collection Period	26	2	28
Permanent Store Closures during Quarterly Collection Period	(1)	—	(1)
Store Transfers during the Quarterly Collection Period	—	—	—

Net Change in Open Stores during Quarterly Collection Period	25	2	27

Open Stores at end of Quarterly Collection Period	6,474	288	6,762

International

	Franchise	Company-Owned	Total International
Open Stores at end of prior Quarterly Collection Period	13,470	—	13,470
Store Openings during Quarterly Collection Period	190	—	190
Permanent Store Closures during Quarterly Collection Period	(225)	—	(225)

Net Change in Open Stores during Quarterly Collection Period	(35)	—	(35)

Open Stores at end of Quarterly Collection Period	13,435	—	13,435

	Franchise	Company-Owned	International
Same-Store Sales Growth for Quarterly Collection Period	-0.7%	2.9%	3.3%

Potential Events

Material Concern
i. Potential Rapid Amortization Event			No
ii. Potential Manager Termination Event			No

Cash Trapping
		Commenced	Commencement Date
i. a. Partial Cash Trapping Period		No	N/A

b. Full Cash Trapping Period		No	N/A

ii. Cash Trapping Percentage during Quarterly Collection Period			N/A

iii Cash Trapping Percentage following current Quarterly Payment Date			N/A

iv. Cash Trapping Percentage during prior Quarterly Collection Period			N/A

v. Partial Cash Trapping Release Event			N/A

vi. Full Cash Trapping Release Event			N/A

Occurrence Dates
		Commenced	Commencement Date
i. Rapid Amortization Event		No	N/A

ii. Default		No	N/A

iii. Event of Default		No	N/A

iv. Manager Termination Event		No	N/A

Non-Amortization Test
		Commenced	Commencement Date
i. Non-Amortization Period		No	N/A

Extension Periods
		Commenced	Commencement Date
i. Series 2022-1 Class A-1 first renewal period		No	N/A

ii. Series 2022-1 Class A-1 second renewal period		No	N/A

iii. Series 2021-1 Class A-1 first renewal period		No	N/A

iv. Series 2021-1 Class A-1 second renewal period		No	N/A

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	June 19, 2023
Quarterly Collection Period Ending:	September 10, 2023
Quarterly Payment Date:	October 25, 2023

Allocation of Funds

1. Outstanding Notes and Reserve Account Balances as of Prior Quarterly Payment Date:

i. Outstanding Principal Balances
a. Series 2022-1 Class A-1 Notes (Advance)	$—

a. Series 2021-1 Class A-1 Notes (Advance)	$—

a. Series 2021-1 Class A-1 Notes (Swingline)	$—

a. Series 2021-1 Class A-1 Notes (L/C)	$42,202,267.00

b. Series 2015-1 Class A-2-II Notes	$746,000,000.00

b. Series 2017-1 Class A-2-III Notes	$945,000,000.00

b. Series 2018-1 Class A-2-I Notes	$404,812,500.00

b. Series 2018-1 Class A-2-II Notes	$381,000,000.00

b. Series 2019-1 Class A-2 Notes	$651,375,000.00

b. Series 2021-1 Class A-2-I Notes	$830,875,000.00

b. Series 2021-1 Class A-2-II Notes	$977,500,000.00

c. Senior Subordinated Notes	$—

d. Subordinated Notes	$—

ii. Reserve Account Balances
a. Available Senior Notes Interest Reserve Account Amount (1)	$50,974,840.38

b. Available Senior Subordinated Notes Interest Reserve Account Amount	$—

c. Available Cash Trap Reserve Account Amount (1)	$—

2. Retained Collections for Current Quarterly Payment Date:

i. Franchisee Payments
a. Domestic Continuing Franchise Fees	$216,210,546.83

b. International Continuing Franchise Fees	$65,159,651.22

c. Initial Franchise Fees	$—

d. Other Franchise Fees	$—

e. PULSE Maintenance Fees	$(7,522.10)

f. PULSE License Fees	$582,712.50

g. Technology Fees	$32,515,136.42

h. Franchisee Insurance Proceeds	$—

i. Other Franchisee Payments	$—

ii. Company-Owned Stores License Fees	$4,618,346.98

iii. Third-Party License Fees	$—

iv. Product Purchase Payments	$652,648,908.70

v. Co-Issuers Insurance Proceeds	$—

vi. Asset Disposition Proceeds	$—

vii. Excluded Amounts	$3,554,772.10

viii. Other Collections	$—

ix. Investment Income	$2,135,812.90

x. HoldCo L/C Agreement Fee Income	$24,618.00

Less:
xiii. Excluded Amounts	$114,678,270.02

a. Advertising Fees	$111,123,497.92

b. Company-Owned Store Advertising Fees	$—

c. Third-Party Matching Expenses	$3,554,772.10

xiv. Product Purchase Payments	$652,648,908.70

xiv. Bank Account Expenses	$11,464.89

Plus:
xvi. Aggregate Weekly Distributor Profit Amount	$49,288,583.40

xvii. Retained Collections Contributions	$—

xviii. Total Retained Collections	$259,392,923.34

1.	Amounts calculated as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	June 19, 2023
Quarterly Collection Period Ending:	September 10, 2023
Quarterly Payment Date:	October 25, 2023

3. Adjusted Net Cash Flow for Current Quarterly Payment Date:

i. Retained Collections for Quarterly Collection Period	$259,392,923.34

Less:
ii. Servicing Fees, Liquidation Fees and Workout Fees	$248,938.24

iii. Securitization Entities Operating Expenses paid during Quarterly Collection Period	$203,165.00

iv. Weekly Manager Fee Amounts paid during Quarterly Collection Period	$13,110,530.77

v. PULSE Maintenance Fees	$(7,522.10)

vi. Technology Fees	$32,515,136.42

vii. Administrative Expenses	$37,500.00

viii. Investment Income	$2,135,812.90

vix. Retained Collections Contributions, if applicable, received during Quarterly Collection Period	$—

viii. Net Cash Flow for Quarterly Collection Period	$211,149,362.11

ix. Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period	$2,513,682.88

x. Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year	91.00

xi. Adjusted Net Cash Flow for Quarterly Collection Period	$228,745,142.29

4. Debt Service / Payments to Noteholders for Current Quarterly Payment Date:

i. Required Interest on Senior and Senior Subordinated Notes
Series 2022-1 Class A-1 Quarterly Interest	$—

Series 2021-1 Class A-1 Quarterly Interest	$161,775.36

Series 2015-1 Class A-2-II Quarterly Interest	$8,344,010.00

Series 2017-1 Class A-2-III Quarterly Interest	$9,728,775.00

Series 2018-1 Class A-2-I Quarterly Interest	$4,165,520.63

Series 2018-1 Class A-2-II Quarterly Interest	$4,122,420.00

Series 2019-1 Class A-2 Quarterly Interest	$5,973,108.75

Series 2021-1 Class A-2-I Quarterly Interest	$5,529,473.13

Series 2021-1 Class A-2-II Quarterly Interest	$7,700,256.25

ii. Required Principal on Senior and Senior Subordinated Notes
Series 2015-1 Class A-2-II Quarterly Scheduled Principal	$2,000,000.00

Series 2017-1 Class A-2-III Quarterly Scheduled Principal	$2,500,000.00

Series 2018-1 Class A-2-I Quarterly Scheduled Principal	$1,062,500.00

Series 2018-1 Class A-2-II Quarterly Scheduled Principal	$1,000,000.00

Series 2019-1 Class A-2 Quarterly Scheduled Principal	$1,687,500.00

Series 2021-1 Class A-2-I Quarterly Scheduled Principal	$2,125,000.00

Series 2021-1 Class A-2-II Quarterly Scheduled Principal	$2,500,000.00

iii. Other
Series 2022-1 Class A-1 Quarterly Commitment Fees	$153,333.33

Series 2021-1 Class A-1 Quarterly Commitment Fees	$302,445.65

iv. Total Debt Service	$59,056,118.10

v. Other Payments to Noteholders Relating to Notes
Series 2022-1 Class A-1 Quarterly Contingent Additional Interest	$—

Series 2021-1 Class A-1 Quarterly Contingent Additional Interest	$—

Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$—

Series 2017-1 Class A-2-III Quarterly Contingent Additional Interest	$—

Series 2018-1 Class A-2-I Quarterly Contingent Additional Interest	$—

Series 2018-1 Class A-2-II Quarterly Contingent Additional Interest	$—

Series 2019-1 Class A-2 Quarterly Contingent Additional Interest	$—

Series 2021-1 Class A-2-I Quarterly Contingent Additional Interest	$—

Series 2021-1 Class A-2-II Quarterly Contingent Additional Interest	$—

5. Aggregate Weekly Allocations to Distribution Accounts for Current Quarterly Payment Date:

i. All available deposits in Series 2022-1 Class A-1 Distribution Account	$172,083.33

i. All available deposits in Series 2021-1 Class A-1 Distribution Account	$482,971.01

iii. All available deposits in Series 2015-1 Class A-2-II Distribution Account	$10,344,010.00

iv. All available deposits in Series 2017-1 Class A-2-III Distribution Account	$12,228,775.00

v. All available deposits in Series 2018-1 Class A-2-I Distribution Account	$5,228,020.63

vi. All available deposits in Series 2018-1 Class A-2-II Distribution Account	$5,122,420.00

vii. All available deposits in Series 2019-1 Class A-2-I Distribution Account	$7,660,608.75

viii. All available deposits in Series 2021-1 Class A-2-I Distribution Account	$7,654,473.13

ix. All available deposits in Series 2021-1 Class A-2-II Distribution Account	$10,200,256.25

v. Total on Deposit in Distribution Accounts	$59,093,618.10

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	June 19, 2023
Quarterly Collection Period Ending:	September 10, 2023
Quarterly Payment Date:	October 25, 2023

6. Distributions for Current Quarterly Payment Date:

Series 2022-1 Class A-1 Distribution Account
i. Payment of interest and fees related to Series 2022-1 Class A-1 Notes	$172,083.33

ii. Indemnification & Real Estate Disposition Proceeds Payments to reduce commitments under Series 2022-1 Class A-1 Notes	$—

iii. Principal payments to Series 2022-1 Class A-1 Notes	$—

iv. Payment of Series 2022-1 Class A-1 Notes Breakage Amounts	$—

Series 2021-1 Class A-1 Distribution Account
i. Payment of interest and fees related to Series 2021-1 Class A-1 Notes	$482,971.01

ii. Indemnification & Real Estate Disposition Proceeds Payments to reduce commitments under Series 2021-1 Class A-1 Notes	$—

iii. Principal payments to Series 2021-1 Class A-1 Notes	$—

iv. Payment of Series 2021-1 Class A-1 Notes Breakage Amounts	$—

Series 2015-1 Class A-2-II Distribution Account
i. Payment of interest related to Series 2015-1 Class A-2-II Notes	$8,344,010.00

ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2015-1 Class A-2-II Notes	$—

iii. Principal payment to Series 2015-1 Class A-2-II Notes	$2,000,000.00

iv. Make-Whole Premium related to Series 2015-1 Class A-2-II Notes	$—

Series 2017-1 Class A-2-III Distribution Account
i. Payment of interest related to Series 2017-1 Class A-2-III Notes	$9,728,775.00

ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2017-1 Class A-2-III Notes	$—

iii. Principal payment to Series 2017-1 Class A-2-III Notes	$2,500,000.00

iv. Make-Whole Premium related to Series 2017-1 Class A-2-III Notes	$—

Series 2018-1 Class A-2-I Distribution Account
i. Payment of interest related to Series 2018-1 Class A-2-I Notes	$4,165,520.63

ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2018-1 Class A-2-I Notes	$—

iii. Principal payment to Series 2018-1 Class A-2-I Notes	$1,062,500.00

iv. Make-Whole Premium related to Series 2018-1 Class A-2-I Notes	$—

Series 2018-1 Class A-2-II Distribution Account
i. Payment of interest related to Series 2018-1 Class A-2-II Notes	$4,122,420.00

ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2018-1 Class A-2-II Notes	$—

iii. Principal payment to Series 2018-1 Class A-2-II Notes	$1,000,000.00

iv. Make-Whole Premium related to Series 2018-1 Class A-2-II Notes	$—

Series 2019-1 Class A-2 Distribution Account
i. Payment of interest related to Series 2019-1 Class A-2 Notes	$5,973,108.75

ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2019-1 Class A-2 Notes	$—

iii. Principal payment to Series 2019-1 Class A-2 Notes	$1,687,500.00

iv. Make-Whole Premium related to Series 2019-1 Class A-2 Notes	$—

Series 2021-1 Class A-2-I Distribution Account
i. Payment of interest related to Series 2021-1 Class A-2-I Notes	$5,529,473.13

ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2021-1 Class A-2-I Notes	$—

iii. Principal payment to Series 2021-1 Class A-2-I Notes	$2,125,000.00

iv. Make-Whole Premium related to Series 2021-1 Class A-2-I Notes	$—

Series 2021-1 Class A-2-II Distribution Account
i. Payment of interest related to Series 2021-1 Class A-2-II Notes	$7,700,256.25

ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2021-1 Class A-2-II Notes	$—

iii. Principal payment to Series 2021-1 Class A-2-II Notes	$2,500,000.00

iv. Make-Whole Premium related to Series 2021-1 Class A-2-II Notes	$—

Total Allocations from Distribution Accounts	$59,093,618.10

7. Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

i. Deposits into Senior Notes Interest Reserve Account during Quarterly Collection Period	$175,973.37

ii. Less draws on / releases from Available Senior Notes Interest Reserve Account Amount	$37,535.00

iii. Total Increase (Reduction) of Available Senior Notes Interest Reserve Account Amount	$138,438.37

8. Senior Subordinated Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

i. Deposits into Senior Subordinated Notes Interest Reserve Account during Quarterly Collection Period	$—

ii. Less draws on Available Senior Subordinated Notes Interest Reserve Account Amount	$—

iii. Total Increase (Reduction) of Available Senior Subordinated Notes Interest Reserve Account Amount	$—

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	June 19, 2023
Quarterly Collection Period Ending:	September 10, 2023
Quarterly Payment Date:	October 25, 2023

9. Cash Trap Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

i. Deposits into Cash Trap Reserve Account during Quarterly Collection Period	$—

ii. Less draws on Available Cash Trap Reserve Account Amount	$—

iii. Less Cash Trapping Release Amount	$—

iv. Total Increase (Reduction) of Available Cash Trap Reserve Account Amount	$—

10. Real Estate Disposition Proceeds

i. Aggregate Real Estate Disposition Proceeds as of Prior Quarterly Payment Date	$—

ii. Aggregate Real Estate Disposition Proceeds as of Current Quarterly Payment Date	$—

11. Outstanding Balances as of Current Quarterly Payment Date (after giving effect to payments to be made on such date):

i. Series 2022-1 Class A-1 Notes (Advance)	$—

i. Series 2021-1 Class A-1 Notes (Advance)	$—

i. Series 2021-1 Class A-1 Notes (Swingline)	$—

i. Series 2021-1 Class A-1 Notes (L/C)	$42,202,267.00

ii. Series 2015-1 Class A-2-II Notes	$744,000,000.00

iii. Series 2017-1 Class A-2-III Notes	$942,500,000.00

iv. Series 2018-1 Class A-2-I Notes	$403,750,000.00

v. Series 2018-1 Class A-2-II Notes	$380,000,000.00

vi. Series 2019-1 Class A-2 Notes	$649,687,500.00

vii. Series 2021-1 Class A-2-I Notes	$828,750,000.00

viii. Series 2021-1 Class A-2-II Notes	$975,000,000.00

ix. Senior Subordinated Notes	$—

x. Subordinated Notes	$—

xi. Reserve account balances: (2)
a. Available Senior Notes Interest Reserve Account Amount	$51,113,278.75

b. Available Senior Subordinate Notes Interest Reserve Account Amount	$—

c. Available Cash Trap Reserve Account Amount	$—

2.	The effects of the change from LIBOR to SOFR June 30, 2023 for the interest reserve is reflected in the third collections quarter of 2023.

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Noteholders’ Statement this October 20, 2023

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

by:	/s/ Jessica Parrish
Jessica Parrish - Vice President, Chief Accounting Officer and Treasurer